UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2021
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 4, 2021, the stockholders of Novan, Inc. (the “Company”) approved an amendment to the Company’s 2016 Incentive Award Plan, as amended (the “2016 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2016 Plan by 15,000,000 shares. The approval by the Company’s stockholders of the amendment to the 2016 Plan was contingent upon the earlier to occur of (i) the effective time of a certificate of amendment to the Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware in relation to a reverse stock split, or (ii) an earlier time as determined by the Company’s board of directors (the “Board”) in its sole discretion. As disclosed in Item 5.03 of this Current Report on Form 8-K, the Certificate of Amendment (as defined in Item 5.03) has been filed, and as such, the contingency outlined in item (i) will be satisfied and the amendment to the 2016 Plan will become effective as of the Effective Time (as defined in Item 5.03). As discussed in Item 5.03 of this Current Report on Form 8-K, a proportionate adjustment will be made to the number of shares of the Company’s common stock reserved for issuance pursuant to the 2016 Plan to reflect the Reverse Stock Split (as defined in Item 5.03). The foregoing description is qualified in its entirety by reference to the Company’s 2016 Incentive Award Plan, as adjusted to reflect the impacts of the Reverse Stock Split, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on July 28, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the amendment to the Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio of not less than one-for-two and not more than one-for-fifteen, with such ratio and the implementation and timing of such reverse stock split to be determined by the Board in its sole discretion.

On May 18, 2021, the Board approved a one-for-ten reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”). On May 24, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to effect the Reverse Stock Split.

The Reverse Stock Split will become effective as of 5:00 p.m. Eastern Time on May 25, 2021 (the “Effective Time”), and the Company’s common stock is expected to begin trading on a split-adjusted basis when the market opens on May 26, 2021.

At the Effective Time, every ten (10) shares of the Company’s issued and outstanding common stock (and such shares held in treasury) will automatically be converted into one share of common stock, without any change in the par value per share. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding stock options, stock appreciation rights and warrants to purchase shares of the Company’s common stock and the number of shares of the Company’s common stock reserved for issuance pursuant to the Company’s equity incentive compensation plans. A proportionate adjustment will also be made in the share price targets provided in the Company’s Tangible Stockholder Return Plan, a copy of which, as so adjusted, is filed as Exhibit 10.2 to this report and incorporated herein by reference. Any fraction of a share of the Company’s common stock created as a result of the Reverse Stock Split will be cashed out at a price equal to the product of the closing price of the Company’s common stock on May 25, 2021 and the amount of the fractional share.

The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC under the symbol “NOVN.” The new CUSIP number for the common stock following the Reverse Stock Split will be 66988N205. The summary of the Certificate of Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD.

On May 25, 2021, the Company issued a press release announcing the Reverse Stock Split. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Novan, Inc., filed May 24, 2021.
10.1	Novan, Inc. 2016 Incentive Award Plan, as amended and restated.
10.2	Novan, Inc. Tangible Stockholder Return Plan, as amended and restated.
99.1	Press Release dated May 25, 2021.

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: May 25, 2021	By:	/s/ John M. Gay
John M. Gay
Chief Financial Officer